UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 10, 2006

Sunterra Corporation

(Exact name of registrant as specified in its charter)

Maryland 001-13815 95-4582157

(State or other jurisdiction                                  (Commission                             (IRS Employer
of incorporation)File Number)Identification No.)

                   3865 W. Cheyenne Ave.

North Las Vegas, NV 89032

          (Address of principal executive offices)                                                           (Zip Code)

Registrant’s telephone number, including area code  (702) 804-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On August 10, 2006, Sunterra Corporation (the "Company") issued a press release announcing that the Company engaged Merrill Lynch & Co. to assist the Board of Directors in assessing strategic alternatives for the Company, including a potential sale of the Company (with the North American and European operations together or separately).

A copy of the Company's press release issued on August 10, 2006, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Sunterra Press Release dated August 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2006

SUNTERRA CORPORATION

By:         /s/      Robert A. Krawczyk

Name:        Robert A. Krawczyk

Title:           Vice President and

                  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Sunterra Press Release dated August 10, 2006